EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of ILX Resorts Incorporated (the "Company") on Form 10-Q for the nine months ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I (We), Joseph P. Martori, Chief Executive Officer, and Margaret M. Eardley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph P. Martori_____________________

Joseph P. Martori
Chief Executive Officer
November 12, 2004

/s/ Margaret M. Eardley___________________
Margaret M. Eardley
Chief Financial Officer
November 12, 2004